Exhibit 24


                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 26th day of February, 1996.
                            ----        --------

                           /s/ Duane W. Acklie
                            ______________________


/s/ Cathy Glenn
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 26th day of February, 1996.
                            ----        --------

                            /s/ William W. Cook Jr.
                            ______________________


/s/ W. W. Cook III
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 19th day of February, 1996.
                            ----        --------

                            /s/ Terry L. Fairfield
                            ______________________


/s/ Linda M. Daiker
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 27th day of February, 1996.
                            ----        --------

                            /s/ James E. Geist
                            ______________________


/s/ Denise M. Barr
____________________
      Witness

                                                   Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 21st day of February, 1996.
                            ----        --------

                            /s/ John Haessler
                            ______________________


/s/ Pat Criger
____________________
      Witness

                                                  Exhibit 24


                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 19th day of February, 1996.
                            ----        --------

                            /s/ Charles R. Hermes
                            ______________________


/s/ Susan K. Abraham
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 26th day of February, 1996.
                            ----        --------

                            /s/ Donald H. Pegler Jr.
                            ______________________


 /s/ Denise M. Barr
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 22nd day of February, 1996.
                            ----        --------

                            /s/ Paul C. Schorr III
                            ______________________


/s/ June S. Schorr
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 28th day of February, 1996.
                            ----        --------

                            /s/ William C. Smith
                            ______________________


/s/ Denise M. Barr
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 20th day of February, 1996.
                            ----        --------

                            /s/ James W. Strand
                            ______________________


/s/ Emily Brester
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 19th day of February, 1996.
                            ----        --------

                            /s/ C. N. Wheatley
                            ______________________


/s/ J. M. Hurley
____________________
      Witness

                                                  Exhibit 24

                       POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 28th day of February, 1996.
                            ----        --------

                            /s/ Thomas C. Woods III
                            ______________________


/s/ Emily Brester
____________________
      Witness

                                                  Exhibit 24

                     POWER OF ATTORNEY


     WHEREAS, Lincoln Telecommunications Company, a Nebraska corporations (hereinafter referred to as the "Corporation"), will file in March of 1996 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, and annually thereafter its annual report on Form 10-K, and

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned, whose signature appears below, hereby constitutes and appoints Michael J.
Tavlin his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him in his name, place and stead, to sign the name of the undersigned as Director to said annual reports on Form 10-K and any and all amendments to said annual reports, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney as of the 19th day of February, 1996.
                            ----        --------

                            /s/Lyn Wallin Ziegenbein
                            ________________________


/s/ Patricia Thraen
____________________
      Witness